Exhibit 32.2


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of the Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2003 (the "Report") by CapSource Financial, Inc. ("Registrant"), I, Steven J. Kutcher, the Chief Financial Officer of the Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to CapSource Financial, Inc. and will be retained by CapSource Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


DATE:  June 14, 2004                   By: /s/ Steven J. Kutcher
                                           ------------------------------------
                                           Name: Steven J. Kutcher
                                           Chief Financial Officer